UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10371

LORD ABBETT EQUITY TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2017

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Calibrated Large Cap Value Fund

Calibrated Mid Cap Value Fund

For the fiscal year ended July 31, 2017

Table of Contents

1	A Letter to Shareholders

5	Investment Comparisons

7	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

12	Calibrated Large Cap Value Fund

16	Calibrated Mid Cap Value Fund

20	Statements of Assets and Liabilities

22	Statements of Operations

23	Statements of Changes in Net Assets

26	Financial Highlights

34	Notes to Financial Statements

47	Report of Independent Registered Public Accounting Firm

48	Supplemental Information to Shareholders

Lord Abbett Equity Trust

Lord Abbett Calibrated Large Cap Value Fund and
Lord Abbett Calibrated Mid Cap Value Fund

Annual Report

For the fiscal year ended July 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster Trustee, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Equity Trust Funds for the fiscal year ended July 31, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Trustee, President and Chief Executive Officer

Calibrated Large Cap Value Fund

For the fiscal year ended July 31, 2017, the Fund returned 12.61%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000 Value® Index,1 which returned 13.76% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising

16.04% during the period while small cap stocks, as represented by the Russell 2000 Index,3 were up 18.45%. The major market-moving event during the period was the presidential election in November 2016, accompanied by Republicans seizing control of both the House of Representatives and the Senate. The election results fueled expectations for increased infrastructure and defense spending, broad tax reform, and decreased regulations, which contributed to a strong U.S. market rally to finish 2016. In

December 2016, the Fed raised its target for short-term interest rates by 0.25%, to a range of 0.50% - 0.75%, and indicated that it was targeting three rate hikes in 2017. The Fed followed with rate hikes of 0.25% at its March and June meetings to a 1% - 1.25% range. The U.S. economy continued to expand at a slow but steady pace during the trailing 12-month period, with domestic GDP growth ranging between 1.2% and 2.8% from the third quarter of 2016 to the second quarter of 2017.

Consistent with our Calibrated investment approach, which seeks to achieve excess returns through a focus on security selection, individual stock positions drove performance relative to the benchmark during the period. Stock selection within the consumer discretionary and telecommunication services sectors detracted from relative performance over the trailing 12-month period. Within the consumer discretionary sector, the share price of Target Corp., an operator of general merchandise discount stores, declined after the company reported fourth quarter 2016 earnings that missed analyst expectations, as the company’s digital growth was offset by falling in-store purchases. The portfolio’s overweight position in Dick’s Sporting Goods, a sporting goods retailer, detracted from relative performance over the trailing 12-month period, as the company reported second quarter 2016 earnings that showed pressure on margins and earnings growth, as well as challenged same-store sales growth.

Within the telecommunication services sector, Frontier Communications, a residential and business communications service provider, detracted from relative performance as the company reported consistent revenue and customer declines. An underweight position in Level 3 Communications, an integrated communications services operator, also detracted from relative performance after it was announced that the company was being purchased by CenturyLink, Inc.

Stock selection within the materials and financials sectors positively impacted relative performance during the period. Within the materials sector, shares of steel products manufacturer Steel Dynamics, Inc. rose, as the company benefited from anticipated macroeconomic and market conditions that would benefit the domestic steel industry. Shares of chemical manufacturer Huntsman Corp., rose as the company benefited from pricing and volume improvements in most of the company’s segments.

Within the financials sector, an overweight of strong-performing Citizens Financial Group, a regional U.S. bank, resulted in a positive contribution to relative performance. The company’s stock rose as it consistently reported growing earnings that also surpassed analyst estimates. Holdings in Allstate Corp., a property and life insurance company, also contributed positively to performance during the period. The company’s stock rose as it reported strength in its auto business and a positive outlook following the second quarter of 2017.

Calibrated Mid Cap Value Fund

For the fiscal year ended July 31, 2017, the Fund returned 12.39%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap Value® Index,4 which returned 12.69% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 16.04% during the period while small cap stocks, as represented by the Russell 2000 Index,3 were up 18.45%. The major market-moving event during the period was the presidential election in November 2016, accompanied by Republicans seizing control of both the House of Representatives and the Senate. The election results fueled expectations for increased infrastructure and defense spending, broad tax reform, and decreased regulations, which contributed to a strong U.S. market rally to finish 2016. In December 2016, the Fed raised its target for short-term interest rates by 0.25%, to a range of 0.50% - 0.75%, and indicated that it was targeting three rate hikes in 2017. The Fed followed with 0.25% rate hikes at its March and June meetings to a 1% - 1.25% range. The U.S. economy continued to expand at a slow but steady pace during the trailing 12-month period, with domestic GDP growth ranging between 1.2% and 2.8% from the third quarter of 2016 to the second quarter of 2017.

Consistent with our Calibrated investment approach, which seeks to achieve excess returns through a focus on security selection, individual stock positions drove relative performance during the period. Stock selection within the energy and telecommunication services sectors detracted from relative performance during the period. Within the energy sector, the portfolio’s overweight in Superior Energy Services, an oil and gas services and equipment provider, detracted from performance as the stock fell. The company reported third quarter 2016 results that fell short of analyst expectations amid the downturn in energy prices which continued through much of the year. An overweight position in Rowan Companies plc, an offshore oil and gas contract drilling services provider, also detracted from relative performance. Rowan Companies plc, was pressured by underutilization of the company’s oil drilling equipment amidst the challenging environment for oil prices.

Within the telecommunication services sector, Frontier Communications, a residential and business communications service provider detracted from relative performance as the company reported consistent revenue and customer declines. An underweight position in Level 3 Communications, an integrated communications services operator, also detracted from relative performance after it was announced that the company was being purchased by CenturyLink, Inc.

Stock selection within the materials and financials sectors contributed to performance relative to the benchmark. Within the materials sector, the share price of Huntsman Corp., a chemical manufacturer, rose as the company benefited from pricing and volume improvements in most of the company’s segments. Shares of Celanese Corp., a global integrated producer of chemicals and advanced materials, rose as the company benefited from the announcement of a formation of a joint venture with Blackstone to form the world’s largest cigarette filter fiber business which would distribute substantial capital back to Celanese.

Within the financials sector, an overweight of strong-performing Citizens Financial Group, a regional U.S. bank, resulted in a positive contribution to relative performance. The company’s stock rose as it consistently reported growing earnings that also surpassed analyst estimates. An overweight position in bank holding company M&T Bank Corp. contributed to relative performance as shares rose on the back of higher than expected reported net interest margins in the first quarter of 2017 and an increase in its dividend.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1     The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2     The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3     The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

4     The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of each Fund’s management and various portfolio holdings of the Funds as of July 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Calibrated Large Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, assuming reinvestment of all distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2017

	1 Year	5 Years	Life of Class
Class A3	6.15%	10.95%	12.30%
Class C4	10.75%	11.45%	12.65%
Class F5	12.89%	12.46%	13.67%
Class F3[6]	–	–	1.62%	*
Class I5	12.90%	12.56%	13.77%
Class R2[5]	12.26%	12.04%	13.23%
Class R3[5]	12.39%	12.05%	13.25%
Class R4[7]	12.65%	–	7.03%
Class R5[7]	12.91%	–	7.29%
Class R6[7]	12.91%	–	7.32%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance for the unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of the index begins on December 29, 2011.

3     Commenced operations on December 21, 2011 and performance for the Class began on December 29, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the period ended July 31, 2017, is calculated using the SEC-required uniform method to compute such return.

4     Commenced operations on December 21, 2011 and

performance for the Class began on December 29, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Commenced operations on December 21, 2011 and performance for the Classes began on December 29, 2011. Performance is at net asset value.

6     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the Classes began on June 30, 2015. Performance is at net asset value.

*     Because F3 shares have existed for less than one year, average annual returns are not provided.

Calibrated Mid Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Value Index, assuming reinvestment of all distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2017

	1 Year	5 Years	Life of Class
Class A3	5.95%	12.68%	13.01%
Class C4	10.53%	13.18%	13.36%
Class F5	12.64%	14.20%	14.39%
Class F3[6]	–	–	2.89%	*
Class I5	12.66%	14.30%	14.50%
Class R2[5]	11.99%	13.79%	13.96%
Class R3[5]	12.10%	13.87%	14.05%
Class R4[7]	12.38%	–	6.76%
Class R5[7]	12.66%	–	7.02%
Class R6[7]	12.68%	–	7.03%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance for the unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of the index begins on December 29, 2011.

3     Commenced operations on December 21, 2011 and performance for the Class began on December 29, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the period ended July 31, 2017, is calculated using the SEC-required uniform method to compute such return.

4     Commenced operations on December 21, 2011 and

performance for the Class began on December 29, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Commenced operations on December 21, 2011 and performance for the Classes began on December 29, 2011. Performance is at net asset value.

6     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the Classes began on June 30, 2015. Performance is at net asset value.

*     Because F3 shares have existed for less than one year, average annual returns are not provided.

Expense Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 through July 31, 2017).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 2/1/17-7/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Calibrated Large Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/17	7/31/17	2/1/17 – 7/31/17
Class A
Actual	$1,000.00	$1,040.10	$4.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26
Class C
Actual	$1,000.00	$1,035.80	$8.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00
Class F
Actual	$1,000.00	$1,041.10	$3.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.82	$3.01
Class F3
Actual	$1,000.00	$1,000.00	$1.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.30	$1.89
Class I
Actual	$1,000.00	$1,041.50	$3.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.82	$3.01
Class R2
Actual	$1,000.00	$1,038.40	$6.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01
Class R3
Actual	$1,000.00	$1,038.90	$5.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51
Class R4
Actual	$1,000.00	$1,040.20	$4.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.48	$4.26
Class R5
Actual	$1,000.00	$1,041.10	$3.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.82	$3.01
Class R6
Actual	$1,000.00	$1,041.00	$2.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.92	$2.91

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.85% for Class A, 1.60% for Class C, 0.60% for Classes F and I, 0.58% for Class F3, 1.20% for Class R2, 1.10% for Class R3, 0.85% for Class R4, 0.60% for Class R5 and 0.58% for Class R6) multiplied by 181/365 (to reflect one-half year period for Classes A, C, F, I, R2, R3, R4, R5 and R6) and multiplied by 118/365 (to reflect the period from April 4, 2017, commencement of operations, to July 31, 2017, for Class F3).

Portfolio Holdings Presented by Sector

July 31, 2017

Sector*	%**
Consumer Discretionary	7.09%
Consumer Staples	8.84%
Energy	10.77%
Financials	25.97%
Health Care	13.56%
Industrials	8.13%
Information Technology	8.57%
Materials	2.86%
Real Estate	4.62%
Telecommunication Services	3.42%
Utilities	5.69%
Repurchase Agreement	0.48%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Calibrated Mid Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/17	7/31/17	2/1/17 – 7/31/17
Class A
Actual	$1,000.00	$1,049.20	$4.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	$4.76
Class C
Actual	$1,000.00	$1,045.40	$8.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.36	$8.50
Class F
Actual	$1,000.00	$1,050.60	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51
Class F3
Actual	$1,000.00	$1,028.90	$2.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.10	$2.12
Class I
Actual	$1,000.00	$1,050.50	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51
Class R2
Actual	$1,000.00	$1,047.80	$6.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51
Class R3
Actual	$1,000.00	$1,047.70	$6.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01
Class R4
Actual	$1,000.00	$1,049.40	$4.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	$4.76
Class R5
Actual	$1,000.00	$1,050.50	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.51
Class R6
Actual	$1,000.00	$1,051.00	$3.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.57	$3.26

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.95% for Class A, 1.70% for Class C, 0.70% for Class F, 0.65% for Class F3, 0.70% for Class I, 1.30% for Class R2, 1.20% for Class R3, 0.95% for Class R4, 0.70% for Classes R5 and 0.65% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period for Classes A, C, F, I, R2, R3, R4, R5 and R6) and multiplied by 118/365 (to reflect the period from April 4, 2017, commencement of operations, to July 31, 2017, for Class F3).

Portfolio Holdings Presented by Sector

July 31, 2017

Sector*	%**
Consumer Discretionary	11.51%
Consumer Staples	4.16%
Energy	7.84%
Financial	19.61%
Health Care	6.42%
Industrials	11.89%
Information Technology	6.95%
Materials	4.55%
Real Estate	15.13%
Telecommunication Services	0.63%
Utilities	10.85%
Repurchase Agreement	0.46%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

CALIBRATED LARGE CAP VALUE FUND July 31, 2017

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.43%

Aerospace & Defense 1.07%
L3 Technologies, Inc.	10,100	$1,767
Raytheon Co.	15,400	2,645
United Technologies Corp.	8,100	961
Total		5,373

Airlines 0.97%
Alaska Air Group, Inc.	27,200	2,318
Delta Air Lines, Inc.	51,600	2,547
Total		4,865

Automobiles 0.75%
Ford Motor Co.	335,300	3,762

Banks 12.67%
Bank of America Corp.	496,300	11,971
Citigroup, Inc.	80,400	5,503
Citizens Financial Group, Inc.	223,700	7,847
JPMorgan Chase & Co.	215,000	19,737
KeyCorp	320,200	5,777
U.S. Bancorp	166,100	8,767
Wells Fargo & Co.	76,100	4,105
Total		63,707

Beverages 0.75%
Molson Coors Brewing Co. Class B	42,500	3,782

Biotechnology 0.67%
Amgen, Inc.	19,300	3,368

Building Products 1.15%
Johnson Controls International plc	148,400	5,780

Capital Markets 3.66%
Ameriprise Financial, Inc.	16,000	2,318
Charles Schwab Corp. (The)	33,700	1,446
E*TRADE Financial Corp.*	97,800	4,010
Invesco Ltd.	188,600	6,557
Lazard Ltd. Class A	87,200	4,073
Total		18,404
		Fair
		Value
Investments	Shares	(000)
Chemicals 2.67%
Dow Chemical Co. (The)	23,400	$1,503
Eastman Chemical Co.	55,900	4,649
LyondellBasell Industries NV Class A	36,400	3,279
PPG Industries, Inc.	28,800	3,031
RPM International, Inc.	18,000	934
Total		13,396

Communications Equipment 2.18%
Cisco Systems, Inc.	348,900	10,973

Consumer Finance 2.26%
Capital One Financial Corp.	44,600	3,844
Discover Financial Services	89,600	5,460
Synchrony Financial	68,200	2,068
Total		11,372

Diversified Consumer Services 1.01%
H&R Block, Inc.	166,300	5,072

Diversified Financial Services 2.10%
Berkshire Hathaway, Inc. Class B*	33,500	5,862
Voya Financial, Inc.	119,200	4,677
Total		10,539

Diversified Telecommunication Services 3.42%
AT&T, Inc.	293,400	11,443
Frontier Communications Corp.	71,880	1,100
Verizon Communications, Inc.	96,200	4,656
Total		17,199

Electric: Utilities 3.88%
NextEra Energy, Inc.	44,000	6,428
PG&E Corp.	112,300	7,602
PPL Corp.	143,100	5,485
Total		19,515

Electrical Equipment 0.46%
Hubbell, Inc.	19,500	2,316

12	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIBRATED LARGE CAP VALUE FUND July 31, 2017

		Fair
		Value
Investments	Shares	(000)
Energy Equipment & Services 1.50%
Rowan Cos., plc Class A*	168,600	$1,967
Schlumberger Ltd.	81,500	5,591
Total		7,558

Equity Real Estate Investment Trusts 4.61%
AvalonBay Communities, Inc.	32,500	6,251
Digital Realty Trust, Inc.	19,100	2,203
Duke Realty Corp.	161,300	4,612
GGP, Inc.	119,500	2,702
JBG SMITH Properties*	25,900	919
Regency Centers Corp.	13,100	868
UDR, Inc.	39,600	1,548
Vornado Realty Trust	51,600	4,094
Total		23,197

Food & Staples Retailing 2.91%
US Foods Holding Corp.*	123,800	3,485
Wal-Mart Stores, Inc.	45,300	3,624
Walgreens Boots Alliance, Inc.	93,300	7,526
Total		14,635

Food Products 1.90%
Archer-Daniels-Midland Co.	82,500	3,480
Kraft Heinz Co. (The)	18,500	1,618
Tyson Foods, Inc. Class A	70,200	4,448
Total		9,546

Health Care Equipment & Supplies 2.56%
Abbott Laboratories	94,300	4,638
Baxter International, Inc.	70,800	4,282
Medtronic plc (Ireland)(a)	47,200	3,963
Total		12,883

Health Care Providers & Services 2.69%
Anthem, Inc.	9,000	1,676
Cardinal Health, Inc.	61,800	4,775
Centene Corp.*	31,600	2,510
Envision Healthcare Corp.*	31,800	1,794
McKesson Corp.	9,300	1,505
UnitedHealth Group, Inc.	6,600	1,266
Total		13,526
		Fair
		Value
Investments	Shares	(000)
Hotels, Restaurants & Leisure 0.25%
Aramark	31,900	$1,272

Household Durables 0.91%
Newell Brands, Inc.	53,000	2,794
Whirlpool Corp.	10,000	1,779
Total		4,573

Household Products 2.00%
Kimberly-Clark Corp.	15,400	1,897
Procter & Gamble Co. (The)	89,600	8,137
Total		10,034

Industrial Conglomerates 2.00%
General Electric Co.	393,098	10,067

Information Technology Services 0.99%
DXC Technology Co.	18,800	1,473
International Business Machines Corp.	24,350	3,523
Total		4,996

Insurance 5.25%
Allstate Corp. (The)	103,200	9,391
Arch Capital Group Ltd.*	44,000	4,279
Hartford Financial Services Group, Inc. (The)	58,500	3,218
Prudential Financial, Inc.	84,000	9,511
Total		26,399

Machinery 0.83%
Caterpillar, Inc.	36,400	4,148

Media 2.13%
Comcast Corp. Class A	138,700	5,610
Regal Entertainment Group Class A	77,900	1,482
Walt Disney Co. (The)	32,700	3,595
Total		10,687

Metals & Mining 0.19%
Steel Dynamics, Inc.	27,400	970

See Notes to Financial Statements.	13

Schedule of Investments (continued)

CALIBRATED LARGE CAP VALUE FUND July 31, 2017

		Fair
		Value
Investments	Shares	(000)
Multi-Line Retail 0.84%
Target Corp.	74,500	$4,222

Multi-Utilities 1.80%
Dominion Energy, Inc.	30,300	2,339
SCANA Corp.	20,900	1,345
Sempra Energy	47,400	5,357
Total		9,041

Oil, Gas & Consumable Fuels 9.26%
Anadarko Petroleum Corp.	43,800	2,000
Chevron Corp.	164,800	17,995
ConocoPhillips	139,200	6,316
Devon Energy Corp.	102,800	3,424
Exxon Mobil Corp.	107,500	8,604
Kinder Morgan, Inc.	128,400	2,623
Valero Energy Corp.	81,200	5,600
Total		46,562

Pharmaceuticals 7.63%
Allergan plc	10,200	2,574
Johnson & Johnson	104,800	13,909
Mallinckrodt plc*	19,000	870
Merck & Co., Inc.	102,500	6,548
Pfizer, Inc.	435,200	14,431
Total		38,332

Road & Rail 0.91%
Union Pacific Corp.	44,600	4,592

Semiconductors & Semiconductor Equipment 3.44%
Applied Materials, Inc.	28,500	1,263
Intel Corp.	170,000	6,030
ON Semiconductor Corp.*	289,300	4,325
QUALCOMM, Inc.	106,200	5,649
Total		17,267

Software 0.64%
FireEye, Inc.*	96,700	1,415
Oracle Corp.	36,300	1,812
Total		3,227
		Fair
		Value
Investments	Shares	(000)
Specialty Retail 1.20%
Best Buy Co., Inc.	53,300	$3,109
Dick’s Sporting Goods, Inc.	50,700	1,893
Sally Beauty Holdings, Inc.*	50,600	1,024
Total		6,026

Technology Hardware, Storage & Peripherals 1.32%
Apple, Inc.	13,600	2,023
NetApp, Inc.	105,600	4,585
Total		6,608

Tobacco 1.27%
Philip Morris
International, Inc.	54,800	6,396

Trading Companies & Distributors 0.73%
Air Lease Corp.	93,200	3,689
Total Common Stocks (cost $483,748,022)		499,876

	Principal
	Amount
	(000)

SHORT-TERM INVESTMENT 0.48%

Repurchase Agreement
Repurchase Agreement dated 7/31/2017, 0.12% due 8/1/2017 with Fixed Income Clearing Corp. collateralized by $2,435,000 of U.S. Treasury Note at 2.125% due 2/29/2024; value: $2,466,224; proceeds: $2,415,066 (cost $2,415,058)	$2,415	2,415
Total Investments in Securities 99.91% (cost $486,163,080)		502,291
Other Assets in Excess of Liabilities(b) 0.09%		431
Net Assets 100.00%		$502,722

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Other Assets in Excess of Liabilities include net unrealized appreciation on futures contracts as follows:

14	See Notes to Financial Statements.

Schedule of Investments (concluded)

CALIBRATED LARGE CAP VALUE FUND July 31, 2017

Open Futures Contracts at July 31, 2017:

				Notional	Unrealized
Type	Expiration	Contracts	Position	Value	Appreciation
E-Mini S&P 500 Index	September 2017	17	Long	$2,097,800	$28,704

The following is a summary of the inputs used as of July 31, 2017 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$499,876	$–	$–	$499,876
Repurchase Agreement	–	2,415	–	2,415
Total	$499,876	$2,415	$–	$502,291

Other Financial Instruments
Futures Contracts
Assets	$29	$–	$–	$29
Liabilities	–	–	–	–
Total	$29	$–	$–	$29

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended July 31, 2017.

See Notes to Financial Statements.	15

Schedule of Investments

CALIBRATED MID CAP VALUE FUND July 31, 2017

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 98.89%

Aerospace & Defense 1.34%
L3 Technologies, Inc.	31,000	$5,424
Orbital ATK, Inc.	82,300	8,409
Total		13,833

Airlines 1.76%
Alaska Air Group, Inc.	107,800	9,188
American Airlines Group, Inc.	178,600	9,008
Total		18,196

Auto Components 0.73%
Lear Corp.	50,800	7,528

Banks 6.91%
CIT Group, Inc.	241,400	11,503
Citizens Financial Group, Inc.	467,100	16,386
KeyCorp	834,000	15,045
M&T Bank Corp.	105,300	17,180
Signature Bank*	80,200	11,114
Total		71,228

Beverages 0.54%
Molson Coors Brewing Co. Class B	62,900	5,597

Building Products 0.49%
USG Corp.*	185,500	5,016

Capital Markets 3.44%
Ameriprise Financial, Inc.	55,800	8,084
Invesco Ltd.	593,400	20,633
Lazard Ltd. Class A	145,800	6,810
Total		35,527

Chemicals 2.53%
Eastman Chemical Co.	134,700	11,201
Huntsman Corp.	222,301	5,918
RPM International, Inc.	68,500	3,553
Westlake Chemical Corp.	77,000	5,418
Total		26,090
		Fair
		Value
Investments	Shares	(000)
Commercial Services & Supplies 1.35%
KAR Auction Services, Inc.	256,100	$10,767
Pitney Bowes, Inc.	199,900	3,146
Total		13,913

Communications Equipment 1.26%
Juniper Networks, Inc.	338,300	9,455
Motorola Solutions, Inc.	39,600	3,591
Total		13,046

Consumer Finance 1.23%
Synchrony Financial	417,400	12,656

Containers & Packaging 1.08%
AptarGroup, Inc.	43,400	3,512
Bemis Co., Inc.	68,200	2,890
WestRock Co.	81,700	4,691
Total		11,093

Diversified Consumer Services 0.21%
H&R Block, Inc.	70,900	2,162

Diversified Telecommunication Services 0.62%
CenturyLink, Inc.	203,100	4,726
Frontier Communications Corp.	110,380	1,690
Total		6,416

Electric: Utilities 4.94%
Alliant Energy Corp.	257,400	10,433
Edison International	160,600	12,636
Eversource Energy	77,800	4,730
FirstEnergy Corp.	162,000	5,169
Great Plains Energy, Inc.	108,500	3,348
Pinnacle West Capital Corp.	114,000	9,887
Xcel Energy, Inc.	100,000	4,731
Total		50,934

Electrical Equipment 0.94%
Hubbell, Inc.	81,300	9,658

Electronic Equipment, Instruments & Components 0.43%
Jabil, Inc.	144,600	4,410

16	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIBRATED MID CAP VALUE FUND July 31, 2017

		Fair
		Value
Investments	Shares	(000)
Energy Equipment & Services 1.93%
Baker Hughes a GE Co.	53,000	$1,955
National Oilwell Varco, Inc.	198,800	6,503
Rowan Cos., plc Class A*	612,500	7,148
Superior Energy Services, Inc.*	402,500	4,331
Total		19,937

Equity Real Estate Investment Trusts 14.36%
American Homes 4 Rent Class A	215,600	4,961
Apartment Investment & Management Co. Class A	141,000	6,423
AvalonBay Communities, Inc.	44,500	8,560
Digital Realty Trust, Inc.	46,500	5,363
Duke Realty Corp.	401,900	11,490
GGP, Inc.	455,200	10,292
HCP, Inc.	117,700	3,725
JBG SMITH Properties*	69,850	2,478
Kimco Realty Corp.	410,800	8,290
Mid-America Apartment Communities, Inc.	56,600	5,860
Prologis, Inc.	119,600	7,273
Realty Income Corp.	60,100	3,429
Regency Centers Corp.	97,700	6,470
SL Green Realty Corp.	122,000	12,599
Starwood Property Trust, Inc.	297,200	6,550
UDR, Inc.	301,000	11,766
Uniti Group, Inc.	247,998	6,349
Ventas, Inc.	216,600	14,588
Vornado Realty Trust	147,100	11,672
Total		148,138

Food & Staples Retailing 0.84%
US Foods Holding Corp.*	309,100	8,701

Food Products 2.75%
Bunge Ltd.	109,000	8,544
Pilgrim’s Pride Corp.*	173,100	4,205
Pinnacle Foods, Inc.	82,200	4,881
Tyson Foods, Inc. Class A	169,600	10,746
Total		28,376
		Fair
		Value
Investments	Shares	(000)
Health Care Equipment & Supplies 1.25%
Hologic, Inc.*	173,800	$7,684
Zimmer Biomet Holdings, Inc.	42,800	5,192
Total		12,876

Health Care Providers & Services 3.62%
Cardinal Health, Inc.	151,200	11,682
Centene Corp.*	53,700	4,265
Cigna Corp.	43,000	7,463
Envision Healthcare Corp.*	166,300	9,384
Quest Diagnostics, Inc.	41,900	4,538
Total		37,332

Hotels, Restaurants & Leisure 2.37%
Aramark	119,700	4,771
MGM Resorts International	207,700	6,840
Royal Caribbean Cruises Ltd.	113,700	12,856
Total		24,467

Household Durables 3.11%
DR Horton, Inc.	162,400	5,796
Leggett & Platt, Inc.	122,600	5,907
Newell Brands, Inc.	287,200	15,141
Toll Brothers, Inc.	135,500	5,229
Total		32,073

Independent Power and Renewable Electricity Producer 0.98%
AES Corp.	908,300	10,155

Information Technology Services 1.34%
Fidelity National Information Services, Inc.	38,100	3,475
Leidos Holdings, Inc.	192,700	10,298
Total		13,773

Insurance 7.90%
Arch Capital Group Ltd.*	44,000	4,280
Arthur J Gallagher & Co.	115,700	6,802
Everest Re Group Ltd.	44,500	11,676
Hartford Financial Services Group, Inc. (The)	273,700	15,054

See Notes to Financial Statements.	17

Schedule of Investments (continued)

CALIBRATED MID CAP VALUE FUND July 31, 2017

		Fair
		Value
Investments	Shares	(000)
Insurance (continued)
Principal Financial Group, Inc.	127,100	$8,484
Progressive Corp. (The)	228,800	10,783
Validus Holdings Ltd.	60,800	3,270
XL Group Ltd.	476,800	21,170
Total		81,519

Life Sciences Tools & Services 0.64%
PerkinElmer, Inc.	99,500	6,550

Machinery 3.96%
Cummins, Inc.	44,800	7,522
Dover Corp.	148,800	12,499
Parker-Hannifin Corp.	31,200	5,179
Pentair plc (United Kingdom)(a)	127,600	8,048
Stanley Black & Decker, Inc.	54,200	7,625
Total		40,873

Media 1.10%
News Corp. Class A	324,000	4,636
Regal Entertainment Group Class A	351,400	6,684
Total		11,320

Metals & Mining 0.91%
Steel Dynamics, Inc.	266,100	9,423

Multi-Line Retail 0.68%
Kohl’s Corp.	64,700	2,675
Macy’s, Inc.	183,900	4,368
Total		7,043

Multi-Utilities 4.86%
Consolidated Edison, Inc.	121,200	10,043
Public Service Enterprise Group, Inc.	294,700	13,253
SCANA Corp.	172,346	11,094
Sempra Energy	139,300	15,742
Total		50,132
		Fair
		Value
Investments	Shares	(000)
Oil, Gas & Consumable Fuels 5.86%
Cheniere Energy, Inc.*	91,000	$4,113
Cimarex Energy Co.	94,700	9,378
Continental Resources, Inc.*	113,600	3,798
EQT Corp.	92,700	5,905
Hess Corp.	183,800	8,186
Marathon Oil Corp.	557,600	6,819
Marathon Petroleum Corp.	207,800	11,635
Pioneer Natural Resources Co.	49,200	8,025
Range Resources Corp.	121,900	2,573
Total		60,432

Pharmaceuticals 0.88%
Mallinckrodt plc*	197,500	9,046

Real Estate Management & Development 0.67%
Jones Lang LaSalle, Inc.	26,700	3,397
Realogy Holdings Corp.	106,000	3,519
Total		6,916

Road & Rail 1.13%
Kansas City Southern	113,400	11,702

Semiconductors & Semiconductor Equipment 1.88%
Lam Research Corp.	31,100	4,959
Marvell Technology Group Ltd.	259,900	4,044
ON Semiconductor Corp.*	695,300	10,395
Total		19,398

Software 0.26%
Symantec Corp.	86,900	2,693

Specialty Retail 2.84%
Best Buy Co., Inc.	150,000	8,751
Burlington Stores, Inc.*	40,800	3,551
Dick’s Sporting Goods, Inc.	156,100	5,829
Foot Locker, Inc.	46,200	2,180
Murphy USA, Inc.*	40,400	3,060
Penske Automotive Group, Inc.	135,700	5,908
Total		29,279

18	See Notes to Financial Statements.

Schedule of Investments (concluded)

CALIBRATED MID CAP VALUE FUND July 31, 2017

		Fair
		Value
Investments	Shares	(000)
Technology Hardware, Storage & Peripherals 1.74%
NetApp, Inc.	266,900	$11,589
Western Digital Corp.	74,100	6,307
Total		17,896

Textiles, Apparel & Luxury Goods 0.39%
PVH Corp.	33,800	4,032

Trading Companies & Distributors 0.84%
Air Lease Corp.	158,400	6,269
United Rentals, Inc.*	20,500	2,439
Total		8,708
Total Common Stocks (cost $1,002,223,771)		1,020,093
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.46%

Repurchase Agreement
Repurchase Agreement dated 7/31/2017, 0.12% due 8/1/2017 with Fixed Income Clearing Corp. collateralized by $4,750,000 of U.S. Treasury Note at 2.125% due 2/29/2024; value: $4,810,909; proceeds: $4,712,700 (cost $4,712,684)	$4,713	$4,713
Total Investments in Securities 99.35% (cost $1,006,936,455)		1,024,806
Other Assets in Excess of Liabilities(b) 0.65%		6,725
Net Assets 100.00%		$1,031,531

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Other Assets in Excess of Liabilities include net unrealized appreciation on futures contracts as follows:

Open Futures Contracts at July 31, 2017:

				Notional	Unrealized
Type	Expiration	Contracts	Position	Value	Appreciation
E-Mini S&P 500 Index	September 2017	89	Long	$10,982,600	$53,576

The following is a summary of the inputs used as of July 31, 2017 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$1,020,093	$–	$–	$1,020,093
Repurchase Agreement	–	4,713	–	4,713
Total	$1,020,093	$4,713	$–	$1,024,806

Other Financial Instruments
Futures Contracts
Assets	$54	$–	$–	$54
Liabilities	–	–	–	–
Total	$54	$–	$–	$54

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended July 31, 2017.

See Notes to Financial Statements.	19

Statements of Assets and Liabilities

July 31, 2017

	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
ASSETS:
Investments in securities, at cost	$486,163,080	$1,006,936,455
Investments in securities, at fair value	$502,290,527	$1,024,805,947
Cash	–	7,000
Deposits with brokers for futures collateral	67,200	142,800
Receivables:
Investment securities sold	199,767	7,061,182
Interest and dividends	486,855	322,738
Capital shares sold	134,114	585,795
From advisor (See Note 3)	61,846	41,980
Prepaid expenses and other assets	56,030	61,987
Total assets	503,296,339	1,033,029,429
LIABILITIES:
Payables:
Management fee	254,711	526,831
Capital shares reacquired	147,871	603,771
12b-1 distribution plan	39,424	94,331
Trustees’ fees	42,834	69,223
Fund administration	16,981	35,122
Variation margin for futures contracts	1,870	6,830
Other	–	7,000
Accrued expenses	70,790	154,893
Total liabilities	574,481	1,498,001
NET ASSETS	$502,721,858	$1,031,531,428
COMPOSITION OF NET ASSETS:
Paid-in capital	$459,677,435	$957,208,897
Undistributed net investment income	5,023,018	7,189,172
Accumulated net realized gain on investments and futures contracts	21,865,254	49,210,291
Net unrealized appreciation on investments and futures contracts	16,156,151	17,923,068
Net Assets	$502,721,858	$1,031,531,428

20	See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

July 31, 2017

	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
Net assets by class:
Class A Shares	$83,248,129	$102,035,580
Class C Shares	$16,162,795	$49,788,762
Class F Shares	$18,828,774	$150,913,260
Class F3 Shares	$10,173	$70,257
Class I Shares	$381,449,253	$709,214,850
Class R2 Shares	$448,895	$2,208,921
Class R3 Shares	$198,018	$4,587,386
Class R4 Shares	$11,520	$3,624,485
Class R5 Shares	$11,581	$1,820,787
Class R6 Shares	$2,352,720	$7,267,140
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	3,917,803	4,561,134
Class C Shares	775,467	2,274,018
Class F Shares	884,385	6,734,066
Class F3 Shares	477.24	3,128
Class I Shares	17,899,946	31,574,742
Class R2 Shares	21,036	98,721
Class R3 Shares	9,378	204,852
Class R4 Shares	543.21	162,390
Class R5 Shares	543.68	81,070
Class R6 Shares	110,390	323,610
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$21.25	$22.37
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$22.55	$23.73
Class C Shares-Net asset value	$20.84	$21.89
Class F Shares-Net asset value	$21.29	$22.41
Class F3 Shares-Net asset value	$21.32	$22.46
Class I Shares-Net asset value	$21.31	$22.46
Class R2 Shares-Net asset value	$21.34	$22.38
Class R3 Shares-Net asset value	$21.12	$22.39
Class R4 Shares-Net asset value	$21.21	$22.32
Class R5 Shares-Net asset value	$21.30	$22.46
Class R6 Shares-Net asset value	$21.31	$22.46

See Notes to Financial Statements.	21

Statements of Operations

For the Year Ended July 31, 2017

	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
Investment income:
Dividends	$12,783,602	$24,049,390
Interest and other	1,337	3,638
Total investment income	12,784,939	24,053,028
Expenses:
Management fee	2,783,825	5,837,371
12b-1 distribution plan-Class A	191,983	292,939
12b-1 distribution plan-Class C	173,411	486,238
12b-1 distribution plan-Class F	16,934	144,504
12b-1 distribution plan-Class R2	2,399	14,407
12b-1 distribution plan-Class R3	938	18,526
12b-1 distribution plan-Class R4	28	5,615
Fund administration	185,588	389,158
Shareholder servicing	92,738	477,393
Subsidy (See Note 3)	193,347	352,627
Registration	113,954	129,453
Professional	60,539	70,644
Custody	38,126	76,821
Reports to shareholders	25,912	57,734
Trustees’ fees	12,441	25,952
Other	36,803	68,002
Gross expenses	3,928,966	8,447,384
Expense reductions (See Note 9)	(806)	(2,253)
Fees waived and expenses reimbursed (See Note 3)	(914,121)	(1,074,981)
Net expenses	3,014,039	7,370,150
Net investment income	9,770,900	16,682,878
Net realized and unrealized gain (loss):
Net realized gain on investments	31,810,716	87,967,827
Net realized gain on futures contracts	233,124	536,156
Net change in unrealized appreciation/depreciation on investments	11,457,251	8,060,033
Net change in unrealized appreciation/depreciation on futures contracts	(32,874)	(38,468)
Net realized and unrealized gain	43,468,217	96,525,548
Net Increase in Net Assets Resulting From Operations	$53,239,117	$113,208,426

22	See Notes to Financial Statements.

Statements of Changes in Net Assets

	Calibrated Large Cap Value Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended July 31, 2017	For the Year Ended July 31, 2016
Operations:
Net investment income	$9,770,900	$9,180,819
Net realized gain (loss) on investments and futures contracts	32,043,840	(1,596,237)
Net change in unrealized appreciation/depreciation on investments and futures contracts	11,424,377	(4,016,665)
Net increase in net assets resulting from operations	53,239,117	3,567,917
Distributions to shareholders from:
Net investment income
Class A	(1,461,404)	(1,241,526)
Class C	(218,174)	(221,706)
Class F	(355,001)	(322,349)
Class I	(7,359,121)	(7,295,037)
Class R2	(6,624)	(5,297)
Class R3	(3,419)	(4,983)
Class R4	(218)	(185)
Class R5	(242)	(197)
Class R6	(243)	(198)
Net realized gain
Class A	(1,076,582)	(4,475,382)
Class C	(260,387)	(1,246,782)
Class F	(241,945)	(1,092,791)
Class I	(4,855,519)	(22,993,602)
Class R2	(5,751)	(23,134)
Class R3	(2,818)	(20,799)
Class R4	(159)	(621)
Class R5	(159)	(619)
Class R6	(159)	(619)
Total distributions to shareholders	(15,847,925)	(38,945,827)
Capital share transactions (See Note 14)
Net proceeds from sales of shares	106,352,623	42,271,387
Reinvestment of distributions	14,478,514	35,715,678
Cost of shares reacquired	(87,553,262)	(114,240,314)
Net increase (decrease) in net assets resulting from capital share transactions	33,277,875	(36,253,249)
Net increase (decrease) in net assets	70,669,067	(71,631,159)
NET ASSETS:
Beginning of year	$432,052,791	$503,683,950
End of year	$502,721,858	$432,052,791
Undistributed net investment income	$5,023,018	$4,767,321

See Notes to Financial Statements.	23

Statements of Changes in Net Assets (concluded)

	Calibrated Mid Cap Value Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended July 31, 2017	For the Year Ended July 31, 2016
Operations:
Net investment income	$16,682,878	$14,230,376
Net realized gain (loss) on investments and futures contracts	88,503,983	(33,578,823)
Net change in unrealized appreciation/depreciation on investments and futures contracts	8,021,565	7,645,154
Net increase (decrease) in net assets resulting from operations	113,208,426	(11,703,293)
Distributions to shareholders from:
Net investment income
Class A	(1,965,228)	(1,662,276)
Class C	(410,679)	(437,177)
Class F	(2,275,963)	(2,387,759)
Class I	(10,927,757)	(9,962,239)
Class R2	(33,220)	(11,452)
Class R3	(41,126)	(24,126)
Class R4	(24,322)	(137)
Class R5	(5,952)	(148)
Class R6	(11,638)	(530)
Net realized gain
Class A	–	(8,543,326)
Class C	–	(3,576,302)
Class F	–	(11,171,838)
Class I	–	(44,046,860)
Class R2	–	(58,729)
Class R3	–	(121,699)
Class R4	–	(654)
Class R5	–	(652)
Class R6	–	(2,331)
Total distributions to shareholders	(15,695,885)	(82,008,235)
Capital share transactions (See Note 14)
Net proceeds from sales of shares	277,109,068	252,773,148
Reinvestment of distributions	14,638,941	76,862,711
Cost of shares reacquired	(277,566,111)	(392,378,255)
Net increase (decrease) in net assets resulting from capital share transactions	14,181,898	(62,742,396)
Net increase (decrease) in net assets	111,694,439	(156,453,924)
NET ASSETS:
Beginning of year	$919,836,989	$1,076,290,913
End of year	$1,031,531,428	$919,836,989
Undistributed net investment income	$7,189,172	$6,028,469

24	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

CALIBRATED LARGE CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
7/31/2017	$19.55	$0.40	$ 2.01	$2.41	$(0.41)	$(0.30)	$(0.71)
7/31/2016	20.88	0.36	(0.04)	0.32	(0.36)	(1.29)	(1.65)
7/31/2015	22.30	0.33	1.15	1.48	(0.35)	(2.55)	(2.90)
7/31/2014	21.52	0.36	2.19	2.55	(0.29)	(1.48)	(1.77)
7/31/2013	17.18	0.35	4.59	4.94	(0.20)	(0.40)	(0.60)

Class C
7/31/2017	19.18	0.25	1.96	2.21	(0.25)	(0.30)	(0.55)
7/31/2016	20.53	0.22	(0.05)	0.17	(0.23)	(1.29)	(1.52)
7/31/2015	21.98	0.17	1.14	1.31	(0.21)	(2.55)	(2.76)
7/31/2014	21.30	0.19	2.17	2.36	(0.20)	(1.48)	(1.68)
7/31/2013	17.10	0.18	4.59	4.77	(0.17)	(0.40)	(0.57)

Class F
7/31/2017	19.57	0.44	2.03	2.47	(0.45)	(0.30)	(0.75)
7/31/2016	20.90	0.40	(0.06)	0.34	(0.38)	(1.29)	(1.67)
7/31/2015	22.32	0.36	1.16	1.52	(0.39)	(2.55)	(2.94)
7/31/2014	21.54	0.39	2.19	2.58	(0.32)	(1.48)	(1.80)
7/31/2013	17.19	0.38	4.59	4.97	(0.22)	(0.40)	(0.62)

Class F3
4/4/2017 to 7/31/2017(c)	20.98	0.11	0.23	0.34	–	–	–

Class I
7/31/2017	19.60	0.45	2.02	2.47	(0.46)	(0.30)	(0.76)
7/31/2016	20.94	0.41	(0.05)	0.36	(0.41)	(1.29)	(1.70)
7/31/2015	22.36	0.39	1.15	1.54	(0.41)	(2.55)	(2.96)
7/31/2014	21.56	0.41	2.21	2.62	(0.34)	(1.48)	(1.82)
7/31/2013	17.20	0.39	4.60	4.99	(0.23)	(0.40)	(0.63)

Class R2
7/31/2017	19.63	0.33	2.03	2.36	(0.35)	(0.30)	(0.65)
7/31/2016	20.97	0.30	(0.05)	0.25	(0.30)	(1.29)	(1.59)
7/31/2015	22.38	0.26	1.15	1.41	(0.27)	(2.55)	(2.82)
7/31/2014	21.61	0.31	2.19	2.50	(0.25)	(1.48)	(1.73)
7/31/2013	17.14	0.41	4.59	5.00	(0.13)	(0.40)	(0.53)

Class R3
7/31/2017	19.43	0.35	2.01	2.36	(0.37)	(0.30)	(0.67)
7/31/2016	20.77	0.32	(0.06)	0.26	(0.31)	(1.29)	(1.60)
7/31/2015	22.21	0.28	1.15	1.43	(0.32)	(2.55)	(2.87)
7/31/2014	21.46	0.30	2.19	2.49	(0.26)	(1.48)	(1.74)
7/31/2013	17.15	0.33	4.58	4.91	(0.20)	(0.40)	(0.60)

26	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$21.25	12.61		0.82		1.01		1.94		$83,248	76.21
19.55	1.94		0.75		1.12		1.93		71,423	67.61
20.88	6.71		0.75		1.08		1.54		75,083	80.48
22.30	12.38		0.75		1.08		1.66		81,218	103.92
21.52	29.60		0.75		1.12		1.83		74,466	90.00

20.84	11.75		1.56		1.76		1.22		16,163	76.21
19.18	1.18		1.50		1.87		1.19		17,878	67.61
20.53	5.93		1.49		1.82		0.82		18,361	80.48
21.98	11.54		1.49		1.82		0.91		10,456	103.92
21.30	28.71		1.48		1.85		0.91		7,057	90.00

21.29	12.89		0.60		0.86		2.14		18,829	76.21
19.57	2.06		0.60		0.98		2.13		12,029	67.61
20.90	6.90		0.60		0.93		1.70		26,401	80.48
22.32	12.53		0.60		0.93		1.81		17,316	103.92
21.54	29.82		0.60		0.97		1.94		13,153	90.00

21.32	1.62	(d)	0.58	(e)	0.74	(e)	1.58	(e)	10	76.21

21.31	12.90		0.57		0.76		2.18		381,449	76.21
19.60	2.16		0.50		0.87		2.19		330,171	67.61
20.94	6.99		0.50		0.83		1.80		383,101	80.48
22.36	12.70		0.50		0.83		1.91		343,275	103.92
21.56	29.91		0.50		0.87		2.01		299,673	90.00

21.34	12.26		1.17		1.36		1.59		449	76.21
19.63	1.55		1.10		1.47		1.58		353	67.61
20.97	6.35		1.10		1.43		1.21		371	80.48
22.38	12.04		1.01		1.44		1.43		198	103.92
21.61	29.97		0.49		1.37		2.01		303	90.00

21.12	12.39		1.07		1.26		1.71		198	76.21
19.43	1.64		1.00		1.38		1.72		167	67.61
20.77	6.47		1.00		1.33		1.31		336	80.48
22.21	12.11		1.00		1.33		1.38		141	103.92
21.46	29.51		0.95		1.35		1.70		79	90.00

See Notes to Financial Statements.	27

Financial Highlights (continued)

CALIBRATED LARGE CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
7/31/2017	$19.51	$0.40	$ 2.02	$2.42	$(0.42)	$(0.30)	$(0.72)
7/31/2016	20.88	0.36	(0.05)	0.31	(0.39)	(1.29)	(1.68)
6/30/2015 to 7/31/2015(f)	20.80	0.02	0.06	0.08	–	–	–

Class R5
7/31/2017	19.59	0.45	2.02	2.47	(0.46)	(0.30)	(0.76)
7/31/2016	20.93	0.41	(0.05)	0.36	(0.41)	(1.29)	(1.70)
6/30/2015 to 7/31/2015(f)	20.85	0.03	0.05	0.08	–	–	–

Class R6
7/31/2017	19.60	0.38	2.09	2.47	(0.46)	(0.30)	(0.76)
7/31/2016	20.93	0.41	(0.04)	0.37	(0.41)	(1.29)	(1.70)
6/30/2015 to 7/31/2015(f)	20.85	0.03	0.05	0.08	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

28	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$21.21	12.65		0.81		0.97		1.96		$12	76.21
19.51	1.88		0.75		1.09		1.92		10	67.61
20.88	0.38	(d)	0.75	(e)	1.06	(e)	1.41	(e)	10	80.48

21.30	12.91		0.55		0.72		2.21		12	76.21
19.59	2.17		0.49		0.83		2.18		10	67.61
20.93	0.38	(d)	0.50	(e)	0.82	(e)	1.64	(e)	10	80.48

21.31	12.91		0.58		0.72		1.81		2,353	76.21
19.60	2.22		0.47		0.74		2.21		10	67.61
20.93	0.38	(d)	0.47	(e)	0.70	(e)	1.64	(e)	10	80.48

See Notes to Financial Statements.	29

Financial Highlights (continued)

CALIBRATED MID CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
7/31/2017	$20.22	$0.34	$ 2.14	$2.48	$(0.33)	$ –	$(0.33)
7/31/2016	21.70	0.27	(0.06)	0.21	(0.28)	(1.41)	(1.69)
7/31/2015	22.04	0.24	1.92	2.16	(0.26)	(2.24)	(2.50)
7/31/2014	21.11	0.29	2.78	3.07	(0.23)	(1.91)	(2.14)
7/31/2013	16.47	0.31	4.93	5.24	(0.22)	(0.38)	(0.60)

Class C
7/31/2017	19.80	0.17	2.10	2.27	(0.18)	–	(0.18)
7/31/2016	21.33	0.12	(0.07)	0.05	(0.17)	(1.41)	(1.58)
7/31/2015	21.71	0.07	1.90	1.97	(0.11)	(2.24)	(2.35)
7/31/2014	20.89	0.13	2.75	2.88	(0.15)	(1.91)	(2.06)
7/31/2013	16.39	0.08	4.99	5.07	(0.19)	(0.38)	(0.57)

Class F
7/31/2017	20.24	0.38	2.15	2.53	(0.36)	–	(0.36)
7/31/2016	21.72	0.30	(0.07)	0.23	(0.30)	(1.41)	(1.71)
7/31/2015	22.06	0.27	1.93	2.20	(0.30)	(2.24)	(2.54)
7/31/2014	21.11	0.32	2.79	3.11	(0.25)	(1.91)	(2.16)
7/31/2013	16.48	0.27	4.99	5.26	(0.25)	(0.38)	(0.63)

Class F3
4/4/2017 to 7/31/2017(c)	21.83	0.06	0.57	0.63	–	–	–

Class I
7/31/2017	20.30	0.38	2.16	2.54	(0.38)	–	(0.38)
7/31/2016	21.77	0.32	(0.06)	0.26	(0.32)	(1.41)	(1.73)
7/31/2015	22.11	0.33	1.89	2.22	(0.32)	(2.24)	(2.56)
7/31/2014	21.16	0.34	2.79	3.13	(0.27)	(1.91)	(2.18)
7/31/2013	16.50	0.35	4.95	5.30	(0.26)	(0.38)	(0.64)

Class R2
7/31/2017	20.25	0.26	2.15	2.41	(0.28)	–	(0.28)
7/31/2016	21.79	0.18	(0.03)	0.15	(0.28)	(1.41)	(1.69)
7/31/2015	22.16	0.16	1.93	2.09	(0.22)	(2.24)	(2.46)
7/31/2014	21.19	0.22	2.81	3.03	(0.15)	(1.91)	(2.06)
7/31/2013	16.43	0.37	4.93	5.30	(0.16)	(0.38)	(0.54)

Class R3
7/31/2017	20.25	0.27	2.16	2.43	(0.29)	–	(0.29)
7/31/2016	21.78	0.22	(0.06)	0.16	(0.28)	(1.41)	(1.69)
7/31/2015	22.15	0.20	1.91	2.11	(0.24)	(2.24)	(2.48)
7/31/2014	21.18	0.23	2.82	3.05	(0.17)	(1.91)	(2.08)
7/31/2013	16.44	0.37	4.93	5.30	(0.18)	(0.38)	(0.56)

30	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$22.37	12.39		0.92		1.02		1.60		$102,036	92.54
20.22	1.50		0.85		1.12		1.41		122,604	83.21
21.70	10.15		0.85		1.07		1.12		132,998	78.28
22.04	15.42		0.85		1.09		1.38		28,422	97.89
21.11	32.83		0.85		1.13		1.66		27,545	90.30

21.89	11.53		1.67		1.77		0.81		49,789	92.54
19.80	0.74		1.60		1.87		0.67		46,709	83.21
21.33	9.33		1.60		1.81		0.31		48,851	78.28
21.71	14.60		1.60		1.84		0.60		4,354	97.89
20.89	31.91		1.58		1.86		0.40		2,204	90.30

22.41	12.64		0.70		0.87		1.77		150,913	92.54
20.24	1.64		0.70		0.97		1.59		133,287	83.21
21.72	10.31		0.70		0.92		1.22		194,111	78.28
22.06	15.66		0.70		0.94		1.50		7,853	97.89
21.11	33.01		0.69		0.98		1.35		6,062	90.30

22.46	2.89	(d)	0.65	(e)	0.73	(e)	0.85	(e)	70	92.54

22.46	12.66		0.67		0.77		1.80		709,215	92.54
20.30	1.77		0.60		0.87		1.66		610,721	83.21
21.77	10.41		0.60		0.82		1.49		699,681	78.28
22.11	15.70		0.60		0.84		1.59		577,851	97.89
21.16	33.21		0.60		0.88		1.88		323,673	90.30

22.38	11.99		1.27		1.37		1.22		2,209	92.54
20.25	1.20		1.19		1.47		0.98		2,390	83.21
21.79	9.72		1.20		1.42		0.72		234	78.28
22.16	15.14		1.13		1.43		1.03		31	97.89
21.19	33.23		0.58		0.87		1.98		16	90.30

22.39	12.10		1.17		1.26		1.25		4,587	92.54
20.25	1.27		1.10		1.37		1.16		2,777	83.21
21.78	9.84		1.10		1.32		0.90		385	78.28
22.15	15.27		1.05		1.32		1.04		72	97.89
21.18	33.21		0.59		1.05		1.95		18	90.30

See Notes to Financial Statements.	31

Financial Highlights (concluded)

CALIBRATED MID CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
7/31/2017	$20.20	$ 0.29	$ 2.18	$2.47	$(0.35)	$ –	$(0.35)
7/31/2016	21.70	0.22	(0.01)	0.21	(0.30)	(1.41)	(1.71)
6/30/2015 to 7/31/2015(f)	21.60	(0.01)	0.11	0.10	–	–	–

Class R5
7/31/2017	20.30	0.35	2.19	2.54	(0.38)	–	(0.38)
7/31/2016	21.77	0.28	(0.02)	0.26	(0.32)	(1.41)	(1.73)
6/30/2015 to 7/31/2015(f)	21.67	–	0.10	0.10	–	–	–

Class R6
7/31/2017	20.30	0.32	2.22	2.54	(0.38)	–	(0.38)
7/31/2016	21.77	0.30	(0.04)	0.26	(0.32)	(1.41)	(1.73)
6/30/2015 to 7/31/2015(f)	21.67	–	0.10	0.10	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

32	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$22.32	12.38		0.93		1.00		1.34		$3,624	92.54
20.20	1.51		0.84		1.12		1.20		937	83.21
21.70	0.46	(d)	0.85	(e)	1.06	(e)	(0.35	)(e)	10	78.28

22.46	12.66		0.68		0.75		1.62		1,821	92.54
20.30	1.78		0.59		0.87		1.46		310	83.21
21.77	0.46	(d)	0.60	(e)	0.82	(e)	–	(e)	10	78.28

22.46	12.68		0.64		0.70		1.45		7,267	92.54
20.30	1.79		0.59		0.74		1.61		102	83.21
21.77	0.46	(d)	0.59	(e)	0.70	(e)	–	(e)	10	78.28

See Notes to Financial Statements.	33

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Equity Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Trust was formed on May 1, 2001 and is organized as a Delaware statutory trust. The Trust consists of the following two funds (each, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Calibrated Large Cap Value Fund (“Calibrated Large Cap Value Fund”) and Lord Abbett Calibrated Mid Cap Value Fund (“Calibrated Mid Cap Value Fund”).

The investment objective of each Fund is total return. Each Fund has ten active classes of shares: Class A, C, F, F3, I, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class F3 shares commenced on April 4, 2017.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended July 31, 2014 through July 31, 2017. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, C, F, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Futures Contracts–Each Fund may purchase and sell index futures contracts to manage cash or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

Notes to Financial Statements (continued)

(g)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of July 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides

Notes to Financial Statements (continued)

office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rate:

First $2 billion	.60%
Over $2 billion	.55%

For the fiscal year ended July 31, 2017, for Calibrated Large Cap Value Fund and Calibrated Mid Cap Value Fund, the effective management fee, net of waivers, was at an annualized rate of .41% and .50%, respectively.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees, to the following annual rates:

Calibrated Large Cap Value Fund
Classes	December 1, 2016 through November 30, 2018	Prior to December 1, 2016
A, C, F, I, R2, R3, R4 and R5	.60%	.50%
F3 and R6	.58%	.47%

For each class, the agreement may be terminated only upon the approval of the Board.

Calibrated Mid Cap Value Fund
Classes	December 1, 2016 through November 30, 2018	Prior to December 1, 2016
A, C, F, I, R2, R3, R4 and R5	.70%	.60%
F3 and R6	.65%	.59%

For each class, the agreement may be terminated only upon the approval of the Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F	(1)(2)	Class R2	Class R3	Class R4
Service	.25%	.25%	–		.25%	.25%	.25%
Distribution	–	.75%	.10%		.35%	.25%	–

*	Each Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(2)	Effective December 1, 2016 and continuing through November 30, 2018, the Distributor has contractually agreed to waive each Fund’s .10% Class F share 12b-1 fee. This agreement may be terminated only by the Funds’ Board of Trustees.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended July 31, 2017:

	Distributor Commissions	Dealers’ Concessions
Calibrated Large Cap Value Fund	$23,872	$132,916
Calibrated Mid Cap Value Fund	42,013	231,448

Distributor received the following amount of CDSCs for the fiscal year ended July 31, 2017:

	Class A	Class C
Calibrated Large Cap Value Fund	$ 112	$1,093
Calibrated Mid Cap Value Fund	1,627	5,150

Other Related Parties

Each Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund paid a portion of the expenses (excluding management fees, fund administration fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities. Effective January 1, 2017, the Board approved the discontinuation of the Servicing Arrangement with the Fund of Funds managed by Lord Abbett. As a result, each Fund of Funds will bear its expense fully, and each of the Underlying Funds will no longer pay a portion of Fund of Funds expenses.

As of July 31, 2017, the percentages of Calibrated Large Cap Value Fund’s and Calibrated Mid Cap Value Fund’s outstanding shares owned by each Fund of Funds were as follows:

		Underlying Funds
Fund of Funds	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
Lord Abbett Multi-Asset Balanced Opportunity Fund	49.94%	25.07%
Lord Abbett Multi-Asset Focused Growth Fund	–	4.54%
Lord Abbett Multi-Asset Global Opportunity Fund	3.47%	2.82%
Lord Abbett Multi-Asset Growth Fund	20.60%	17.55%
Lord Abbett Multi-Asset Income Fund	–	16.34%

Two Trustees and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To

Notes to Financial Statements (continued)

the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended July 31, 2017 and July 31, 2016 was as follows:

	Calibrated Large Cap Value Fund		Calibrated Mid Cap Value Fund
	Year Ended 7/31/2017	Year Ended 7/31/2016	Year Ended 7/31/2017	Year Ended 7/31/2016
Distributions paid from:
Ordinary income	$15,477,123	$23,155,232	$15,695,885	$50,209,901
Net long-term capital gains	370,802	15,790,595	–	31,798,334
Total distributions paid	$15,847,925	$38,945,827	$15,695,885	$82,008,235

As of July 31, 2017, the components of accumulated gains on a tax-basis were as follows:

	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
Undistributed ordinary income—net	$19,659,621	$42,786,438
Undistributed long-term capital gains	11,859,579	30,622,774
Total undistributed earnings	31,519,200	73,409,212
Temporary differences	(42,834)	(69,223)
Unrealized gains – net	11,568,057	982,542
Total accumulated gains – net	$43,044,423	$74,322,531

As of July 31, 2017, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
Tax cost	$490,722,470	$1,023,823,405
Gross unrealized gain	35,317,996	67,302,173
Gross unrealized loss	(23,749,939)	(66,319,631)
Net unrealized security gain	$11,568,057	$982,542

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of certain distributions received, certain securities and wash sales.

Permanent items identified during the fiscal year ended July 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
Calibrated Large Cap Value Fund	$(110,757)	$110,757
Calibrated Mid Cap Value Fund	173,710	(173,710)

The permanent differences are attributable to the tax treatment of certain distributions received, and certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended July 31, 2017 were as follows:

Notes to Financial Statements (continued)

	Purchases	Sales
Calibrated Large Cap Value Fund	$379,425,110	$350,558,482
Calibrated Mid Cap Value Fund	910,665,711	891,326,951

There were no purchases or sales of U.S. Government securities for the fiscal year ended July 31, 2017.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended July 31, 2017, the following Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain/(Loss)
Calibrated Large Cap Value Fund	$1,447,275	$–	$–
Calibrated Mid Cap Value Fund	3,580,214	2,235,845	40,362

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Each Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended July 31, 2017 (as described in note 2(f)) to manage cash. The Funds bear the risk that the underlying index will move unexpectedly, in which case each Fund may realize a loss. There is minimal counterparty credit risk to each Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of July 31, 2017, the Funds had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds’ use of derivative instruments:

	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
Asset Derivatives	Equity Index Contracts	Equity Index Contracts
Futures Contracts(1)	$28,704	$53,576

(1)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of future contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Transactions in derivative instruments for the year ended July 31, 2017, were as follows:

	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
	Equity Contracts	Equity Contracts
Net Realized Gain (Loss)(1)
Futures Contracts	$233,124	$536,156
Net Change in Unrealized Appreciation/Depreciation(2)
Futures Contracts	$(32,874)	$(38,468)
Average Number of Contracts/Notional Amounts*
Futures Contracts(3)	16	63

*	Calculated based on the number of contracts for the fiscal year ended July 31, 2017.
(1)	Statements of Operations location: Net realized gain on futures contracts.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(3)	Amount represents number of contracts.

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Calibrated Large Cap Value Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$2,415,058	$–	$2,415,058
Total	$2,415,058	$–	$2,415,058

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$2,415,058	$–	$–	$2,415,058	$–
Total	$2,415,058	$–	$–	$2,415,058	$–

		Calibrated Mid Cap Value Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$4,712,684	$–	$4,712,684
Total	$4,712,684	$–	$4,712,684

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$4,712,684	$–	$–	$4,712,684	$–
Total	$4,712,684	$–	$–	$4,712,684	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of July 31, 2017.

Notes to Financial Statements (continued)

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and two Trustees, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

The Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

During the fiscal year ended July 31, 2017, the Funds did not utilize the Facility.

Effective August 28, 2017, the Facility was amended and increased to $600 million. The Facility will continue through August 27, 2018.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions. During the fiscal year ended July 31, 2017, the Funds did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

Notes to Financial Statements (continued)

13.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of a Fund’s investment in an individual company will fluctuate in response to its changing prospects and movements in the equity securities markets in general. If a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The market may fail to recognize for a long time the intrinsic value of particular value stocks each Fund may hold. The large companies in which Calibrated Large Cap Value Fund invests may be less able to respond quickly to certain market developments and may have slower rates of growth than smaller companies. The mid-sized companies in which Calibrated Mid Cap Value Fund invests may be less able to weather economic shifts or other adverse developments than larger, more established companies.

Because each Fund invests in real estate investment trusts (“REITS”), they may be subject to the risks that impact the value of the underlying properties or mortgages of the REITs in which they invest. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income, and changes in local, regional, or general economic conditions.

Due to each Fund’s exposure to foreign companies and American Depository Receipts, each Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect each Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Calibrated Large Cap Value Fund	Year Ended July 31, 2017		Year Ended July 31, 2016
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	936,922	$19,301,115	991,185	$18,241,036
Reinvestment of distributions	85,962	1,711,506	213,118	3,961,941
Shares reacquired	(759,128)	(15,445,184)	(1,145,816)	(21,328,425)
Increase	263,756	$5,567,437	58,487	$874,552

Class C Shares
Shares sold	148,142	$2,991,589	354,099	$6,550,031
Reinvestment of distributions	17,013	333,976	54,957	1,007,919
Shares reacquired	(322,027)	(6,489,558)	(370,973)	(6,722,700)
Increase (decrease)	(156,872)	$(3,163,993)	38,083	$835,250

Class F Shares
Shares sold	634,732	$12,927,846	504,837	$9,431,259
Reinvestment of distributions	25,151	501,006	52,442	975,419
Shares reacquired	(390,130)	(8,034,218)	(1,205,832)	(22,639,586)
Increase (decrease)	269,753	$5,394,634	(648,553)	$(12,232,908)

Notes to Financial Statements (continued)

Calibrated Large Cap Value Fund	Year Ended July 31, 2017		Year Ended July 31, 2016
Class F3 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	477	$10,018	–	$–
Shares reacquired	– (b)	(5)	–	–
Increase	477	$10,013	–	$–

Class I Shares
Shares sold	3,221,562	$68,056,755	406,297	$7,909,687
Reinvestment of distributions	598,295	11,924,010	1,598,110	29,740,837
Shares reacquired	(2,766,922)	(56,917,204)	(3,455,064)	(63,250,254)
Increase (decrease)	1,052,935	$23,063,561	(1,450,657)	$(25,599,730)

Class R2 Shares
Shares sold	3,178	$64,670	2,791	$51,952
Reinvestment of distributions	30	599	72	1,340
Shares reacquired	(129)	(2,554)	(2,580)	(47,463)
Increase	3,079	$62,715	283	$5,829

Class R3 Shares
Shares sold	9,347	$191,253	4,871	$87,422
Reinvestment of distributions	315	6,237	1,393	25,782
Shares reacquired	(8,892)	(183,228)	(13,850)	(251,886)
Increase (decrease)	770	$14,262	(7,586)	$(138,682)

Class R4 Shares
Reinvestment of distributions	18.99	$377	43	$806
Increase	18.99	$377	43.00	$806

Class R5 Shares
Reinvestment of distributions	20.14	$401	44	$817
Increase	20.14	$401	44.00	$817

Class R6 Shares
Shares sold	132,928.40	$2,809,378	–	$–
Reinvestment of distributions	20.17	402	44	817
Shares reacquired	(23,082)	(481,313)	–	–
Increase	109,866.57	$2,328,467	44.00	$817

Calibrated Mid Cap Value Fund	Year Ended July 31, 2017		Year Ended July 31, 2016
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,679,237	$35,497,914	3,017,061	$57,580,213
Reinvestment of distributions	81,537	1,685,378	481,530	9,115,359
Shares reacquired	(3,261,771)	(69,854,926)	(3,565,306)	(67,404,978)
Decrease	(1,500,997)	$(32,671,634)	(66,715)	$(709,406)

Class C Shares
Shares sold	581,456	$12,105,415	860,542	$16,406,642
Reinvestment of distributions	17,530	356,383	181,529	3,381,885
Shares reacquired	(683,426)	(14,184,831)	(973,878)	(17,811,391)
Increase (decrease)	(84,440)	$(1,723,033)	68,193	$1,977,136

Notes to Financial Statements (continued)

Calibrated Mid Cap Value Fund	Year Ended July 31, 2017		Year Ended July 31, 2016
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	3,029,829	$64,743,734	3,551,688	$68,719,975
Reinvestment of distributions	92,413	1,910,186	593,206	11,229,394
Shares reacquired	(2,971,997)	(63,307,648)	(6,498,757)	(124,041,776)
Increase (decrease)	150,245	$3,346,272	(2,353,863)	$(44,092,407)

Class F3 Shares(a)
Shares sold	3,129	$69,083	–	$–
Shares reacquired	– (b)	(5)	–	–
Increase	3,129	$69,078	–	$–

Class I Shares
Shares sold	6,788,001	$147,306,708	5,271,962	$101,920,550
Reinvestment of distributions	512,414	10,617,214	2,792,916	52,981,617
Shares reacquired	(5,806,716)	(124,651,835)	(10,118,193)	(180,416,082)
Increase (decrease)	1,493,699	$33,272,087	(2,053,315)	$(25,513,915)

Class R2 Shares
Shares sold	42,735	$908,969	129,177	$2,448,352
Reinvestment of distributions	46	961	220	4,177
Shares reacquired	(62,092)	(1,341,805)	(22,111)	(422,725)
Increase (decrease)	(19,311)	$(431,875)	107,286	$2,029,804

Class R3 Shares
Shares sold	139,373	$2,996,343	193,957	$3,847,831
Reinvestment of distributions	1,985	41,126	7,679	145,825
Shares reacquired	(73,633)	(1,584,744)	(82,182)	(1,617,685)
Increase	67,725	$1,452,725	119,454	$2,375,971

Class R4 Shares
Shares sold	165,642	$3,536,496	77,704	$1,413,347
Reinvestment of distributions	490	10,103	42	792
Shares reacquired	(50,108)	(1,078,931)	(31,843)	(589,604)
Increase	116,024	$2,467,668	45,903	$824,535

Class R5 Shares
Shares sold	67,938	$1,511,290	18,512	$348,134
Reinvestment of distributions	287	5,952	42.24	801
Shares reacquired	(2,427)	(52,484)	(3,743.81)	(71,210)
Increase	65,798	$1,464,758	14,810.43	$277,725

Class R6 Shares
Shares sold	387,886	$8,433,116	4,581.36	$88,104
Reinvestment of distributions	562	11,638	150.89	2,861
Shares reacquired	(69,885)	(1,508,902)	(146.72)	(2,804)
Increase	318,563	$6,935,852	4,585.53	$88,161

(a)	Shares commenced on April 4, 2017.
(b)	Amount is less than 1 share.

Notes to Financial Statements (concluded)

15.	RECENT ACCOUNTING REGULATION

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X that, along with other regulatory changes, are intended to modernize the reporting and disclosure of information by registered investment companies. In part, the amendments require standardized, enhanced disclosures about derivatives in investment company financial statements. The compliance date for the amendments is for periods ending after August 1, 2017. Although management continues to evaluate the potential impact of the amendments on the Funds, it expects such impact will be limited to additional financial statement disclosures, with no effect on the Funds’ net assets or results of operations.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Equity Trust and the Shareholders of Lord Abbett Calibrated Large Cap Value Fund and Lord Abbett Calibrated Mid Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Lord Abbett Equity Trust (the “Trust”) comprising Lord Abbett Calibrated Large Cap Value Fund, and Lord Abbett Calibrated Mid Cap Value Fund (collectively, the “Funds”), as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Lord Abbett Equity Trust as of July 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
September 22, 2017

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustees

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Trust as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Trustee since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 2001	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (1997–2012); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Blyth, Inc., a home products company (2004 – 2015).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Funds also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 1997.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 2001	Partner and General Counsel, joined Lord Abbett in 1997.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007 – 2015).

David J. Linsen (1974)	Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Calibrated Large Cap Value Fund	60%	61%
Calibrated Mid Cap Value Fund	86%	94%

Additionally, of the distributions paid to shareholders by Calibrated Large Cap Value Fund during the fiscal year ended July 31, 2017, $6,072,677 and $370,802, respectively, represent short-term capital gains and long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Equity Trust

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Calibrated Large Cap Value Fund Calibrated Mid Cap Value Fund	CALIBRATED-2 (09/17)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended July 31, 2017 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Robert B. Calhoun, Evelyn E. Guernsey, and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2017 and 2016 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2017	2016
Audit Fees {a}	$75,200	$78,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	$75,200	$78,000

Tax Fees {b}	15,497	15,435
All Other Fees	- 0 -	- 0 -

Total Fees	$90,697	$93,435

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended July 31, 2017 and 2016 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended

July 31, 2017 and 2016 were:

	Fiscal year ended:
	2017	2016
All Other Fees {a}	$201,416	$195,230

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended July 31, 2017 and 2016 were:

	Fiscal year ended:
	2017		2016
All Other Fees	$	- 0 -	$	- 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT EQUITY TRUST

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: September 22, 2017

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: September 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: September 22, 2017

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: September 22, 2017